Exhibit 10.1(c)

EXECUTION VERSION

SECOND AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of September 17, 2014, is by and among (i) HECLA MINING COMPANY, a Delaware corporation, HECLA LIMITED, a Delaware corporation, HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other parties identified as “Other Loan Parties” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, dated as of February 14, 2014 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Loan Parties party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers; and

WHEREAS, the parties hereto desire to further amend the Existing Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Second Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Second Amendment” is defined in the preamble.

“Second Amendment Effective Date” is defined in Subpart 4.1.

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“Lenders” is defined in the preamble.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Second Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1 Amendments.

(a)     Amendment to Section 6.2(f). Section 6.2(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)     unsecured and secured (to the extent permitted under clause (g) of Section 6.3) Indebtedness in respect of performance bonds and reclamation bonds and cash deposits provided in the ordinary course of business; provided that (i) the aggregate amount of all such Indebtedness outstanding pursuant to this clause (f) shall not at any time exceed $100,000,000, (ii) notwithstanding clause (f), to the extent such Indebtedness is incurred in respect of performance bonds and reclamation bonds issued as a requirement of a Government Authority for the purpose of addressing an Environmental Liability, such Indebtedness shall not be limited, and (ii) with respect to the Greens Creek Mine and Lucky Friday Mine, Indebtedness under this clause (f) shall only be permitted to the extent (A) required by a Governmental Authority or a recognized Indian tribe with applicable jurisdiction and authority and (B) the Parent shall have provided to the Administrative Agent a written copy of each order or agreement imposing or increasing (or any other requirements in respect of) the amount of any such obligation after the Effective Date;”

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PART III

AFFIRMATION AND CONSENT

SUBPART 3.1 Affirmation and Consent. Each of the Loan Parties confirms that it has received a copy of this Second Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Second Amendment.

PART IV
CONDITIONS TO EFFECTIVENESS

SUBPART 4.1 Amendment Effective Date. This Second Amendment shall be and become effective as of the date (the “Second Amendment Effective Date”) when the last of all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2 Execution of Counterparts of Second Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Second Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Loan Parties and each Lender.

SUBPART 4.3 Representations and Warranties. The representations and warranties contained in Subpart 5.4 shall be true and correct in all material respects on and as of the Second Amendment Effective Date.

SUBPART 4.4 Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 9.3 of the Credit Agreement, if then invoiced, and any and all other Loan Documents.

PART V
MISCELLANEOUS

SUBPART 5.1 Cross-References. References in this Second Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Second Amendment.

SUBPART 5.2 Instrument Pursuant to Existing Credit Agreement. This Second Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3 References in Other Loan Documents. At such time as this Second Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Second Amendment.

SUBPART 5.4 Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Second Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Second Amendment, (c) the representations and warranties contained in Article III of the Credit Agreement and applicable to such Loan Party are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

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SUBPART 5.5 Counterparts. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Second Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6 Full Force and Effect; Limited Amendment. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

HECLA ALASKA LLC,

a Delaware limited liability company

By: Hecla Limited,
        its Managing Member

By:______________________________

      Name:

      Title:

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:______________________________

      Name:
      Title:

HECLA JUNEAU MINING COMPANY,

a Delaware corporation

By:______________________________

      Name:
      Title:

HECLA MINING COMPANY,

a Delaware corporation

By:
      Name:

      Title:

OTHER LOAN PARTIES:	BURKE TRADING INC., a Delaware corporation By:______________________________ Name: Title:

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HECLA ADMIRALTY COMPANY,

a Delaware corporation

By:______________________________

Name:
Title:

HECLA LIMITED,

a Delaware corporation

By:______________________________

      Name:
      Title:

Silver Hunter Mining Company,
a Delaware corporation

By:______________________________

      Name:
      Title:

RIO GRANDE SILVER, INC., a Delaware corporation

By:______________________________

      Name:
      Title:

RHL Holdings, Inc., a Delaware corporation

By:______________________________

      Name:
      Title:

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HECLA SILVER VALLEY, INC., a Delaware corporation

By: ______________________________

       Name:
       Title:

HECLA MC SUBSIDIARY, LLC,

a Delaware limited liability company

By: ______________________________

       Name:

       Title:

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THE BANK OF NOVA SCOTIA, as a Lender By:______________________________ Name: Title: By:______________________________ Name: Title:

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ING CAPITAL LLC, as a Lender By:______________________________ Name: Title: By:______________________________ Name: Title:

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